UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 19, 2022
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
a)Synchrony Financial (the “Company”) held its annual meeting of stockholders on May 19, 2022.

b)The stockholders elected all of the directors named in the proxy statement for the coming year; approved our named executives’ compensation in an advisory vote; and ratified the selection of KPMG LLP as our independent registered public accounting firm for 2022. The voting results for each of these proposals are detailed below.

A.      Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Margaret M. Keane	420,178,219	8,028,819	343,724	26,471,825
Fernando Aguirre	416,651,568	11,763,846	135,348	26,471,825
Paget L. Alves	427,409,288	1,003,459	138,015	26,471,825
Kamila Chytil	427,732,206	695,322	123,234	26,471,825
Arthur W. Coviello, Jr.	417,007,786	11,394,882	148,094	26,471,825
Brian D. Doubles	427,430,401	972,528	147,833	26,471,825
William W. Graylin	426,264,372	2,136,611	149,779	26,471,825
Roy A. Guthrie	417,106,520	11,287,349	156,893	26,471,825
Jeffrey G. Naylor	401,377,363	27,031,459	141,940	26,471,825
Bill Parker	421,977,869	6,420,675	152,218	26,471,825
Laurel J. Richie	400,107,542	28,310,794	132,426	26,471,825
Ellen M. Zane	395,143,888	33,269,806	137,068	26,471,825

B.      Management Proposals

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Advisory Vote to Approve Named Executive Officer Compensation	401,465,413	25,624,524	1,460,825	26,471,825

Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2022	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	451,413,669	2,304,026	1,304,892	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: May 25, 2022	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL